Exhibit 10.27.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

ELEVENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Eleventh Amendment to the United Express Agreement (the “Amendment”) is dated as of December 10, 2015 by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), and SHUTTLE AMERICA CORPORATION, an Indiana corporation, with its corporate offices at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all prior amendments thereto, the “Agreement”); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to amend the Agreement, [***] as set forth in this Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

A.	Defined terms. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II.	SCOPE. TERM, and CONDITIONS

A.	[***].

B.	Schedule 1 of the Agreement is hereby deleted and replaced in its entirety by the attached Schedule 1, which is incorporated herein by reference.

C.	Article XVII.A of the Agreement, [***] is hereby deleted in its entirety and replaced with the following.

[***]

D.	The first paragraph of Appendix M of the Agreement is hereby amended as follows:

“United Express requires Contractor to adhere to certain aircraft interior deep clean standards provided by United to Contractor from time to time (the “Deep Clean Scope of Work”). The elements of the Deep Clean Scope of Work shall be performed by Contractor according to a work schedule set forth by United. The Deep Clean Scope of Work is comprised of the minimum required interior deep clean work required of Contractor, itemized by type of aircraft and identifies the items in scope for all interior aircraft cleaning work over and above routine Rest Over Night (RON) cleaning standards, e.g., carpets, seats, cabin interior, lavatories etc. United retains the right to audit Contractor’s compliance with United’s standards set forth in the Deep Clean Scope of Work and the performance of Contractor or its deep clean service provider, as well as any of the aircraft upon the completion of the Deep Clean Scope of Work. [***]. When United is to perform normal RON cleaning on behalf of Contractor, United is responsible for meeting the applicable cleaning standards set forth in this Appendix M.”

III.

MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		SHUTTLE AMERICA CORPORATION

By:	/s/ Bradford R. Rich	By:	/s/ Joseph P. Allman
Bradford R. Rich		Joseph P. Allman
Senior Vice President, United Express		Chief Financial Officer

SCHEDULE 1

[***]